UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): December 30, 2005


                       THE HANOVER INSURANCE GROUP, INC.
                       ---------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                      1-13754                  04-3263626
 ---------------------------     ----------------------       -----------------
(State or other jurisdiction    (Commission File Number)     (I.R.S.Employer
     of incorporation)                                       Identification No.)



               440 Lincoln Street, Worcester, Massachusetts 01653
               --------------------------------------------------
                    (Address of principal executive offices)
                                   (Zip Code)


       Registrant's telephone number, including area code: (508) 855-1000
                                                          ---------------



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Item 2.01   Completion of Acquisition or Disposition of Assets.


     On December 30, 2005, The Hanover Insurance Group, Inc., formerly known as Allmerica Financial Corporation, a Delaware corporation (the "Company"), completed the previously announced sale of its run-off variable life insurance and variable annuity business to The Goldman Sachs Group, Inc. ("Goldman
Sachs"). The transaction included the sale of all the outstanding shares of capital stock of Allmerica Financial Life Insurance and Annuity Company ("AFLIAC") and the reinsurance of the variable life and annuity business of First Allmerica Financial Life Insurance Company ("FAFLIC"). In connection with these transactions, Allmerica Investment Trust ("AIT") will transfer certain assets and liabilities of its funds to certain Goldman Sachs Variable Insurance Trust managed funds through a fund reorganization transaction. Concurrently with the consummation of the fund reorganization transaction, the Company will sell to Goldman Sachs all of the outstanding shares of capital stock of Allmerica Financial Investment Management Services, Inc. ("AFIMS"), its investment advisory subsidiary.

     Total net proceeds to the holding company consist of both proceeds from the sale and dividends from subsidiaries and are expected to be approximately $347 million, based on an estimated purchase price calculated as of November 30, 2005. Total proceeds include approximately $255 million related to the sale of AFLIAC, an approximate $9 million ceding commission related to the coinsurance of the FAFLIC variable business, a $40 million dividend from FAFLIC and $17 million additional dividends from certain non-insurance subsidiaries. Also included is $26 million of expected proceeds from the related AIT fund reorganization and sale of the AIT funds' investment advisory company, which is scheduled to close on January 9, 2006. Approximately $34 million of the total proceeds will be paid to the Company over a three-year period beginning in 2006, with 50% being received in the first year and 25% in each of the following two years. These proceeds are subject to post closing adjustments to be determined within 30 days of closing. On December 30, 2005, the Company received $244.4 million in proceeds from the sale of AFLIAC and the ceding commission related to the coinsurance agreement.

     The transaction is expected to result in a net after-tax loss on the sale that is projected to be approximately $457 million in 2005, primarily as the result of the write-down of non-cash deferred acquisition cost assets. The after-tax net loss will also be modified to reflect the December 30, 2005 closing adjustments.


Forward-Looking Statements

     Certain statements, including statements estimating the total proceeds and the expected closing date for the AIT fund reorganization are forward-looking statements, as that term is defined in the Private Securities Litigation Reform Act of 1995. There are certain factors that could cause actual results, including the total proceeds from the transaction, to differ materially from those anticipated by this report. These include: (1) the successful and timely consummation of the AIT fund reorganization and the sale of the AIT funds' investment advisory company (2) the uncertainties as to the gross proceeds to be received by THG, including the uncertainty as to the effects of the various purchase price adjustments, (3) the uncertainties of the purchase price hedge to effectively hedge the purchase price as currently estimated and at a cost consistent with expectations; (4) the impact of policyholder surrenders on the purchase price adjustment, which are not hedged; (5) the impact of contingent liabilities, including litigation and regulatory matters, assumed by the holding company in connection with the transaction; and (6) the statutory results of operations of the Life Companies segment until close (including as a result of the realization of certain tax benefits which depend, in part, on the results of operations of the Property and Casualty segments), which will impact the statutory surplus of AFLIAC and consequently the ultimate purchase price.

     Forward-looking statements are not guarantees of future performance, and actual results could well differ materially. Investors should consider these and other risks and uncertainties in our business that may affect future performance (including Life Companies operations) and that are discussed in readily available documents, including The Company's (formerly Allmerica Financial Corporations') Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, periodic reports on Form 8-K and other documents filed by The Hanover Insurance Group, Inc. (formerly named "Allmerica Financial Corporation") with the Securities and Exchange Commission and which are also available at www.hanover.com under "Investors".


Item 8.01   Other Events.

     On December 28, 2005, the Company announced that its Board of Directors has authorized the previously announced share repurchase program funded from the proceeds of, and contingent on the closing of, the previously announced sale of its life insurance subsidiary, AFLIAC to Goldman Sachs. A copy of the press release is filed herewith as Exhibit 99.2.

     Effective on December 30, 2005, the Company's Board of Directors also amended the Rights Agreement between the Company and Computershare Trust Company of New York (successor to First Chicago Trust Company of New York), dated as of December 16, 1997, to provide that an Acquiring Person shall not include a Person who would otherwise become an Acquiring Person solely as a result of decreases in the outstanding number of shares of Common Stock, provided that such Person does not thereafter purchase or otherwise acquire Beneficial Ownership of any additional shares. Capitalized terms are defined in the Rights Agreement. The foregoing description of the amendment to the Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the Rights Agreement, which will be filed with the Company's Annual Report on Form 10-K for the year ended December 31, 2005.

     Effective December 30, 2005, in connection with the closing of the sale of the Company's run-off variable life insurance and variable annuity business to Goldman Sachs, the Company entered into an agreement with the Massachusetts Division of Insurance (the "Division of Insurance"), with regard to FAFLIC, a wholly-owned subsidiary of the Company, to maintain the ratio of FAFLIC's Total Adjusted Capital to FAFLIC's Required Risk-Based Capital, at a level not less than FAFLIC's Company Action Level (the "THG Keepwell"). The Company further agreed that the THG Keepwell would be terminated only with the agreement of the Massachusetts Commissioner of Insurance. The THG Keepwell replaces the previous commitment from the Company to the Division of Insurance regarding Allmerica Financial Life Insurance and Annuity Company, dated December 23, 2002, which terminated upon the closing of the transaction with Goldman Sachs on December 30, 2005. The THG Keepwell is filed herewith as Exhibit 10.53.


Item 9.01   Financial Statements and Exhibits.

(a.)    Not applicable.

(b.)    Pro Forma Financial Information.

     In accordance with Item 9.01(b)(1) of Form 8-K, the pro forma financial information required by Item 9.01(b) of Form 8-K is set forth below.

     The following unaudited pro forma consolidated financial information of the Company is derived from the Company's historical consolidated financial statements and should be read in conjunction with the audited financial statements and notes thereto appearing in the Company's Annual Report on Form 10-K for the year ended December 31, 2004 and the Company's Form 10Q for the period ended September 30, 2005. The accompanying unaudited pro forma condensed consolidated statements of income for the nine months ended September 30, 2005 and the year ended December 31, 2004 are presented as if the sale of AFLIAC, as discussed in Item 2.01 hereof, had been completed as of January 1, 2005 and January 1, 2004, respectively. The unaudited pro forma condensed consolidated balance sheet is presented as if the disposition had been completed as of September 30, 2005. The unaudited pro forma financial statements reflect the sale of AFLIAC as an adjustment to the historical consolidated balance sheet and consolidated statements of income, as AFLIAC qualifies as a significant subsidiary in accordance with Regulation S-X Section 210.11-01(b)(1). The unaudited pro forma consolidated financial information is preliminary and may be subject to change, however, such changes, if any, are not expected to be material.

     The unaudited pro forma condensed consolidated financial information has been presented for informational purposes only and is not indicative of any future results of operations or the results that might have occurred if the disposition had actually been completed on the indicated dates. The unaudited pro forma condensed consolidated financial statements are based on management's estimate of the effects the sale of AFLIAC. Pro forma adjustments are based on currently available information, historical results and certain assumptions that management believes are reasonable and described in the accompanying notes.

     The unaudited pro forma condensed consolidated financial statements do not include non-recurring charges or credits and related tax effects which result directly from the transaction and will be included in the operating results of the Company in the future. Those results are shown in note (g).


                        THE HANOVER INSURANCE GROUP, INC.
                          UNAUDITED PRO FORMA CONDENSED
                           CONSOLIDATED BALANCE SHEETS
                               SEPTEMBER 30, 2005

                                                       Pro Forma
(In millions, except per share data)    Historical    Adjustments       Pro Forma
-------------------------------------- ------------- -------------     -----------

ASSETS
   Investments....................     $  6,145.1    $         -       $   6,145.1
   Cash and cash equivalents......          432.4           235.8 (a)        668.2
   Accrued investment income......           78.7              -              78.7
   Premiums, accounts and notes
     receivable, net..............          503.1            60.4 (a)        563.5
   Reinsurance receivable on paid
     and unpaid losses, benefits
     and unearned premiums                1,437.3              -           1,437.3
   Deferred policy acquisition costs        228.4              -             228.4
   Deferred federal income taxes..          433.3              -             433.3
   Goodwill.......................          128.2              -             128.2
   Other assets...................          361.5              -             361.5
   Separate account assets........          585.9              -             585.9
   Assets of discontinued operations     11,313.2       (11,313.2)(b)           -
                                         --------       ---------         --------
    Total assets..................     $ 21,647.1    $  (11,017.0)     $  10,630.1
                                         ========       =========         ========

LIABILITIES
   Policy liabilities and accruals     $  6,202.5    $         -       $   6,202.5
   Expenses and taxes payable.....        1,049.9              -           1,049.9
   Reinsurance premiums payable...          103.8              -             103.8
   Trust instruments supported by
     funding obligations..........          307.7              -             307.7
   Long-term debt.................          508.8              -             508.8
   Separate account liabilities...          585.9              -             585.9
   Liabilities of discontinued
     operations.....................     11,020.8       (11,020.8)(c)           -
                                         --------       ---------         --------
    Total liabilities.............       19,779.4       (11,020.8)         8,758.6
    Total shareholders' equity....        1,867.7             3.8 (d)      1,871.5
                                         --------       ---------         --------
    Total liabilities and
     shareholders'  equity........     $ 21,647.1    $  (11,017.0)     $  10,630.1
                                         ========       =========         ========

See accompanying notes to unaudited pro forma condensed consolidated financial information.



                        THE HANOVER INSURANCE GROUP, INC.
                          UNAUDITED PRO FORMA CONDENSED
                         CONSOLIDATED INCOME STATEMENTS
                      FOR THE YEAR ENDED DECEMBER 31, 2004
                                                       Pro Forma
(In millions, except per share data)    Historical    Adjustments       Pro Forma
-------------------------------------- ------------  -------------     -----------

REVENUES
Premiums.............................  $   2,288.6   $         -       $   2,288.6
Fees and other income................        379.2         (296.1)(e)         83.1
Net investment income ...............        414.5         ( 85.2)(e)        329.3
Net realized investment gains .......         28.7          (12.6)(e)         16.1
                                       -----------   ------------      -----------
  Total revenues ....................      3,111.0         (393.9)         2,717.1

BENEFITS, LOSSES AND EXPENSES
Policy benefits, claims, losses and
  loss adjustment expenses ..........      1,784.0         (137.3)(e)      1,646.7
Policy acquisition expenses .........        590.8         (113.8)(e)        477.0
Losses from retirement of funding
  agreements and trust instruments
  supported by funding
  obligations .......................          0.2             -               0.2
Losses on derivative instruments.....          8.5             -               8.5
Restructuring costs..................          0.6             -               0.6
Other operating expenses.............        540.2         (100.6)(f)        439.6
                                        ----------   ------------      -----------
  Total benefits, losses and expenses      2,924.3         (351.7)         2,572.6
                                        ----------   ------------      -----------


Income from continuing operations
  before federal income taxes........        186.7          (42.2)           144.5
Federal income tax expense (benefit).          4.2          ( 5.0)(e)         (0.8)
                                        ----------   ------------      -----------
   Income from continuing operations.  $     182.5   $      (37.2)    $      145.3
                                        ==========   ============      ===========

Earnings per common share from continuing operations:


   Basic                                $     3.43         $(0.70)     $      2.73
                                        ==========   ============      ===========
   Diluted                              $     3.40   $      (0.69)     $      2.71
                                        ==========   ============      ===========

Weighted average shares outstanding:

   Basic                                      53.2           53.2             53.2
                                        ==========   ============      ===========
   Diluted                                    53.7           53.7             53.7
                                        ==========   ============      ===========

See accompanying notes to unaudited pro forma condensed consolidated financial information.



                        THE HANOVER INSURANCE GROUP, INC.
                          UNAUDITED PRO FORMA CONDENSED
                         CONSOLIDATED INCOME STATEMENTS
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2005

                                                        Pro Forma
(In millions, except per share data)     Historical    Adjustments(g)    Pro Forma
--------------------------------------  ------------  -------------     -----------

REVENUES
Premiums............................... $    1,650.3  $       -         $   1,650.3
Fees and other income..................         60.8          -                60.8
Net investment income..................        238.0          -               238.0
Net realized investment gains..........         18.1          -                18.1
                                        ------------  -------------     -----------
  Total revenues.......................      1,967.2          -             1,967.2

BENEFITS, LOSSES AND EXPENSES
Policy benefits, claims, losses and
  loss adjustment expenses.............      1,340.9          -             1,340.9
Policy acquisition expenses............        347.9          -               347.9
Losses on derivative instruments.......          1.6          -                 1.6
Restructuring costs....................          1.3          -                 1.3
Other operating expenses...............        287.6          -               287.6
                                        ------------  -------------     -----------
   Total benefits, losses and expenses.      1,979.3          -             1,979.3
                                        ------------  -------------     -----------


Loss from continuing operations before
  federal income taxes.................        (12.1)         -               (12.1)
Federal income tax benefit.............         (4.2)         -                (4.2)
                                        ------------  -------------      -----------
   Loss from continuing operations.....  $      (7.9)         -         $      (7.9)
                                        ============  =============      ===========

Earnings per common share from continuing operations:

   Basic                                 $     (0.15) $       -         $     (0.15)
                                         ===========  =============      ===========
   Diluted                               $     (0.15) $       -         $     (0.15)
                                         ===========  =============      ===========

Weighted average shares outstanding:

   Basic                                        53.4           53.4             53.4
                                         ===========  =============      ===========
   Diluted (1)                                  53.4           53.4             53.4
                                         ===========  =============      ===========
(1)    Excludes 0.5 million shares due to antidilution for the nine months ended
       September 30, 2005.

See accompanying notes to unaudited pro forma condensed consolidated financial information.

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

     See the introduction to pro forma financial information. The unaudited pro forma condensed consolidated balance sheet was prepared assuming the disposition occurred as of September 30, 2005 and included "Pro Forma Adjustments" as follows:

(a) Adjustments reflect anticipated proceeds based upon an estimated purchase price calculated as of November 30, 2005.

(b) Adjustments to the consolidated balance sheet include the disposal of $11,313.2 million of assets held by AFLIAC and are comprised of the following (in millions):


                Cash and Investments            $    1,518.7
                Reinsurance Recoverables               816.7
                Separate Account Assets              8,800.0
                Other Assets                           177.8
                                                ------------
                                                $   11,313.2
                                                ============

(c) Adjustments to the consolidated balance sheet also include the disposal of $11,020.8 million of liabilities held by AFLIAC and are comprised of the following (in millions):

                Policy Liabilities              $    2,070.7
                Separate Account Liabilities         8,800.0
                Other Liabilities                      150.1
                                                ------------
                                                $   11,020.8
                                                ============

(d) Adjustments represent the decrease in the anticipated loss on sale from September 30, 2005 through the closing (based upon November 30, 2005 results and subject to closing adjustments), partially offset by a decrease in the fair value of AFLIAC between September 30, 2005 and closing (based upon November 30, 2005 results and subject to additional closing adjustments).


     The unaudited pro forma condensed consolidated statements of income for the nine months ended September 30, 2005 and the year ended December 31, 2004 have been presented as if the disposition was completed as of January 1, 2005 and January 1, 2004, respectively. These statements include "Pro Forma Adjustments" as follows:

(e) These adjustments to the consolidated statements of income for the year ended December 31, 2004 reflect activity directly associated with and recognized in AFLIAC.

(f) Adjustments associated with other operating expenses reflect 100% of operating expenses associated with and recognized by AFLIAC related to commissions, premium taxes, sub-advisor fees, the GMDB hedge loss, and amortization of capitalized software. In addition, approximately 40% of assigned costs related to the life segment was allocated to this business as it has been determined that these costs be eliminated as a result of and subsequent to the transition of this business to Goldman Sachs.

(g) As of September 30, 2005, the published consolidated income statement already reflects the results of operations as if the transaction had occurred January 1, 2005 due to the presentation of the respective business as a discontinued operation in accordance with Statement of Financial Accounting Standard No. 144, "Accounting for the Impairment or Disposal of Long-lived Assets". The after-tax income reclassed and reflected as a discontinued operation for the nine months ended September 30, 2005 was $38.6 million. Additionally, the current loss on sale is estimated at $456.7 million based on November 30, 2005 information. Included in this loss are costs of $14.9 million related to derivative transactions entered into to hedge the purchase price from market fluctuations, $11.5 million of transaction related costs such as legal, investment banking and actuarial fees. A liability of $13.0 million established in accordance with FASB Interpretation No. 45, "Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others", for certain guarantees made, and $2.0 million of Statement of Position 98-1, "Accounting for the Cost of Computer Software Developed or Obtained for Internal Use", asset impairments.

(c.) Exhibits.

The following exhibits are furnished herewith.

Exhibit 10.53 Letter from the Company to the Commonwealth of Massachusetts, Division of Insurance, dated December 30, 2005 regarding The Hanover Insurance Group, Inc. Keepwell relating to First Allmerica Financial Life Insurance Company.

Exhibit 99.1 Press Release, dated December 30, 2005, issued by The Hanover Insurance Group, Inc. announcing the closing of the sale of its run-off variable life insurance and variable annuity business.

Exhibit 99.2 Press release dated December 28, 2005, issued by The Hanover Insurance Group, Inc. announcing the approval of a share repurchase program by the Company's Board of Directors funded from the proceeds of the sale of the Company's variable life insurance and variable annuity business.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              The Hanover Insurance Group, Inc.
                                              ---------------------------------
                                              (Registrant)


Date: January 6, 2006                         By:   /s/ Edward J. Parry III
                                                -----------------------
                                                Edward J. Parry III
                                                Chief Financial Officer,
                                                Executive Vice President,
                                                Principal Accounting Officer
                                                and Director

Exhibit Index

Exhibit 10.53 Letter from the Company to the Commonwealth of Massachusetts, Division of Insurance, dated December 30, 2005 regarding The Hanover Insurance Group, Inc. Keepwell relating to First Allmerica Financial Life Insurance Company.

Exhibit 99.1 Press Release, dated December 30, 2005, issued by The Hanover Insurance Group, Inc. announcing the closing of the sale of its run-off variable life insurance and variable annuity business.

Exhibit 99.2 Press release dated December 28, 2005, issued by The Hanover Insurance Group, Inc. announcing the approval of a share repurchase program by the Company's Board of Directors funded from the proceeds of the sale of the Company's variable life insurance and variable annuity business.